UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
February 20, 2020 (February 13, 2020)
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Depositary Shares Each Representing a 1/4,000 Interest in a Share of Fixed-to- Floating Rate Non-Cumulative Perpetual Preferred Stock, Series P	PNC P	New York Stock Exchange
Depositary Shares Each Representing a 1/4,000 Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series Q	PNC Q	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
5.02(e).
On February 13, 2020, the Personnel and Compensation Committee (Committee) of the Board of Directors (Board) of The PNC Financial Services Group, Inc. (PNC), approved compensation decisions for PNC’s named executive officers. In accordance with SEC regulations, the reference in this Form 8-K to “named executive officers” (NEOs) means the following five NEOs included in the proxy statement filed in connection with the annual meeting of shareholders held on April 23, 2019:

•	William S. Demchak, Chairman, President and Chief Executive Officer (CEO)

•	Robert Q. Reilly, Executive Vice President and Chief Financial Officer

•	Michael P. Lyons, Executive Vice President and Head of Corporate & Institutional Banking and Asset Management Group

•	E William Parsley, III, Executive Vice President and Chief Operating Officer

•	Joseph E. Rockey, Executive Vice President and Chief Risk Officer

Adjustments to Salary and Incentive Compensation Target Amounts
In addition to the compensation decisions discussed above, the Committee, approved the following compensation decisions for the CEO, which were also reviewed with all of the Board’s independent directors:

•
Mr. Demchak’s annual base salary will increase from $1,100,000 to $1,200,000, effective with the first pay period beginning March 2, 2020, and his annualized total compensation target for 2020 will increase from $12,600,000 to $14,200,000.

◦
Beginning with the 2020 performance year, Mr. Demchak’s mix of total compensation will be delivered as 35% cash (base salary and annual cash incentive compensation) and 65% equity (long-term equity incentive compensation).

◦	Previously, Mr. Demchak’s mix of total compensation was delivered as 40% cash (base salary and annual cash incentive compensation) and 60% equity (long-term equity incentive compensation).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	February 20, 2020	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller